CENTENNIAL CALIFORNIA TAX EXEMPT TRUST

CENTENNIAL NEW YORK TAX EXEMPT TRUST

CENTENNIAL TAX EXEMPT TRUST

Supplement dated February 3, 2009

This supplement amends the Statement of Additional Information of each of the above referenced funds (each a “Fund”) as follows and is in addition to any other supplement(s).

1.     In the section titled “About Your Account – How to Sell Shares,” the following is added after the sub-section titled “Sending Redemption Proceeds by Federal Funds Wire,”

Payments "In Kind." As stated in the Prospectus, payment for redeemed shares is ordinarily made in cash. Under certain circumstances, however, the Board may determine that it would be detrimental to the best interests of the remaining shareholders for the Fund to pay for the redeemed shares in cash. In that case, the Fund may pay the redemption proceeds, in whole or in part, by a distribution "in kind" of liquid securities from the Fund's portfolio. The Fund will value securities used to pay a redemption in kind using the same method described above under "Determination of Net Asset Value Per Share." That valuation will be made as of the time the redemption price is determined. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash.

February 3, 2009                                                              PX000.023